UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

Dynavax Technologies Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, Suite 720
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 848-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Dynavax Technologies Corporation (the “Company”) was held on May 26, 2023 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the board of directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of April 3, 2023, the record date for the Annual Meeting, a total of 128,471,773 shares of Common Stock were outstanding and entitled to vote. There were 102,855,038 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Daniel L. Kisner, M.D. and Ryan Spencer, as Class II directors of the Company to hold office until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Daniel L. Kisner, M.D.	76,947,354	6,343,307	19,564,377
Ryan Spencer	81,975,041	1,315,620	19,564,377

Proposal 2. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
76,588,270	6,298,635	403,756	19,564,377

Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
91,793,935	10,915,466	145,637	N/A

Proposal 4. Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The stockholders approved, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers to occur once every one year as recommended by the Board of Directors. The votes were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
80,678,723	128,201	2,219,297	264,440	19,564,377

Based on the Board’s recommendation in the Proxy Statement, the voting results on this matter and the Board’s consideration of the appropriate voting frequency for the Company at this time, the Board resolved that the Company will hold an advisory vote on the compensation of named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date:	May 26, 2023	By:	/s/ Kelly MacDonald
Kelly MacDonald Chief Financial Officer